UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1333 South Clearview Parkway

Jefferson, Louisiana 70121

(Address of principal executive offices) (Zip Code)

(504) 729-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on June 6, 2013, Stewart Enterprises, Inc. (the “Company”) commenced a consent solicitation to amend the indenture dated April 18, 2011 (the “Indenture”) governing its 6.50% Senior Notes due 2019 (the “Senior Notes”) on the terms and subject to the conditions set forth in the Company’s Consent Solicitation Statement, which it amended on June 10, 2013. On June 12, 2013, the Company announced that, as of 5:00 p.m., New York City time, on June 12, 2013, it had received the requisite consents to amend the Indenture and accordingly entered into a supplemental indenture, dated June 12, 2013 (the “Supplemental Indenture”), to the Indenture with U.S. Bank National Association, as trustee for the Senior Notes.

The Supplemental Indenture, among other things, waives the requirement under the Indenture to make a change of control offer to repurchase the Senior Notes in connection with the previously announced proposed acquisition of the Company by Service Corporation International and amends the Company’s reporting obligations under the Indenture.

A copy of the Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The description of the Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01 hereto, which is incorporated herein by reference, with respect to the execution of the Supplemental Indenture on June 12, 2013.

Item 8.01 Other Events.

On June 12, 2013, the Company issued a press release announcing that, as of 5:00 p.m., New York City time, on June 12, 2013, it had received the requisite consents to amend the Indenture governing its 6.50% Senior Notes due 2019 and entered into a Supplemental Indenture dated June 12, 2013, as discussed in Item 1.01 hereto. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Supplemental Indenture dated as of June 12, 2013 to the Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee

99.1	Press release by Stewart Enterprises, Inc., dated June 12, 2013, announcing receipt of requisite consents with respect to its consent solicitation for its 6.50% Senior Notes due 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

June 13, 2013	/s/ Angela M. Lacour
Angela M. Lacour
Senior Vice President of Finance
and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Supplemental Indenture dated as of June 12, 2013 to the Indenture dated as of April 18, 2011 by and among Stewart Enterprises, Inc., the subsidiary guarantors and U.S. Bank National Association, as trustee

99.1	Press release by Stewart Enterprises, Inc., dated June 12, 2013, announcing receipt of requisite consents with respect to its consent solicitation for its 6.50% Senior Notes due 2019